AGREEMENT REGARDING EXTENSION OF MATURITY DATE FOR LOANS

THIS AGREEMENT REGARDING EXTENSION OF MATURITY DATE FOR LOANS ("***Agreement***") is entered into as of December 30, 2024, by and between WIZLEARN TECHNOLOGIES PTE. LTD., a Singapore corporation ("***Lender***"), and TEN EVENTS, INC., a Pennsylvania corporation formerly known as Xyvid, Inc. ("***Borrower***").

Background

A. Lender and Borrower are parties to (1) an Agreement for Loan Conditions dated as of June 6, 2023 pursuant to which Lender made loans to Borrower in the aggregate amount of One Hundred Fifty Thousand Dollars ($150,000.00); (2) an Agreement for Loan Conditions dated as of July 6, 2023 pursuant to which Lender made a loan to Borrower in the amount of One Hundred Eighty Thousand Dollars ($180,000.00); (3) an Agreement for Loan Conditions dated as of August 10, 2023 pursuant to which Lender made a loan to Borrower in the amount of Seventy-Five Thousand Dollars ($75,000.00); (4) an Agreement for Loan Conditions dated as of September 12, 2023 pursuant to which Lender made a loan to Borrower in the amount of One Hundred Seventy-Five Thousand Dollars ($175,000.00); (5) an Agreement for Loan Conditions dated as of September 12, 2023 pursuant to which Lender made a loan to Borrower in the amount of Two Hundred Thousand Dollars ($200,000.00); (6) an Agreement for Loan Conditions dated as of December 14, 2023 pursuant to which Lender made a loan to Borrower in the amount of One Hundred Seventy-Five Thousand Dollars ($175,000.00); (7) an Agreement for Loan Conditions dated as of January 29, 2024 pursuant to which Lender made a loan to Borrower in the amount of Three Hundred Thousand Dollars ($300,000.00); and (8) an Agreement for Loan Conditions dated as of December 14, 2023 and effective February 22, 2024 pursuant to which Lender made a loan to Borrower in the amount of Three Hundred Thousand Dollars ($300,000.00) (each of the above referenced Agreements for Loan Condition is referred to herein individually as a "***Loan Agreement***" and are referred to collectively as the "***Loan Agreements***" and each of the loans made by Lender to Borrower pursuant to the Loan Agreements is referred to herein individually as a "***Loan***" and are referred to collectively as the "***Loans***"). Copies of each of the Loan Agreements are attached hereto as Exhibit A.

B. Lender and Borrower desire to amend the Loan Agreements to extend the maturity date for repayment of the principal amount of, and all accrued interest on, each of the Loans to March 31, 2025 as provided in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Incorporation of Background. The Background provisions set forth above (including, without limitation, all defined terms used therein) are hereby incorporated by reference into this Agreement and made a part hereof as if set forth in their entirety in this Section 1.

2. Extension of Maturity Date for Loans. Each of the Loan Agreements is hereby amended to provide that (a) the principal amount of each of the Loans shall be repaid, in full, no later than March 31, 2025, (b) interest on each of the Loans at the rate set forth in the applicable

Loan Agreement shall continue to accrue until such Loan is repaid, in full, and (c) all accrued, unpaid interest on each of the Loans shall be paid on or before March 31, 2025.

3. Ratification. Except to the extent specifically modified pursuant to this Agreement, each of the Loan Agreements, and all of the respective rights, duties and obligations of the parties thereunder, are hereby ratified and confirmed by Lender and Borrower.

4. Entire Agreement. This Agreement and the Loan Agreements (collectively) constitute the entire agreement between the parties and supersede and cancel any other agreement, representation, or communication, whether oral or written, between the parties hereto relating to the subject matter hereof and thereof, as applicable.

5. Binding Nature of Agreement; Assignment. This Agreement shall be binding upon and inures to the benefit of the parties hereto and their respective successors and assigns, provided, however, that any assignment by either party of its rights under this Agreement without the written consent of the other party shall be void.

6. Execution in Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A signed counterpart of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of a signed original of this Agreement.

7. Amendment. This Agreement may be amended only by a written instrument signed by the parties hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

LENDER:

WIZLEARN TECHNOLOGIES PTE. LTD.

Signed by:

By: ______________________________

522D405A4C8F475...

Victor Yuk Yung Ki, Director

BORROWER:

TEN EVENTS, INC.

Signed by:

By: ______________________________

834749295BDC4F8...

Randy Jones, President & CEO

[Signature Page to Agreement Regarding Extension of Maturity Date for Loans]

Exhibit A